Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002

In connection with the Quarterly Report of PocketSpec Technologies Inc. (the Company") on Form 10-QSBSB for the period ending July 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I. Cynthia Kettl, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations or the Company.

September 15, 2003

                                                     By: /s/  Cynthia Kettl
                                                     -------------------------
                                                     Chief Financial Officer



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